Subsequent Events	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent Events	Subsequent Event
Dividend Increase
In November 2025, the Company’s Board of Directors increased the quarterly dividend paid on common stock by 9% and declared a regular quarterly cash dividend of $0.60 per share, payable on December 1, 2025 to shareholders of record on November 14, 2025.